EXHIBIT 7.1


                            OFFICERS

                                               Business Address,
                                               Present Principal
                                               Occupation, Name,
                           Present Position    Address and
   Name      Citizenship   with Ameritech      Principal Business
                                               of Organization
_________    ___________   _________________   __________________
Richard C.       USA       Chairman,           Chairman, President
Notebaert                  President and       and CEO
                           Chief Executive     Ameritech
                           Officer             Corporation
                                               30 S Wacker Drive
                                               Chicago, IL  60606
                                               Communications
                                               Services

Barry K. Allen   USA       Executive Vice      Executive Vice
                           President-Consumer  President- Consumer
                           and Business        and Business
                           Services            Services
                                               Ameritech
                                               Corporation
                                               30 S Wacker Drive
                                               Chicago, IL  60606
                                               Communications
                                               Services

W. Patrick       USA       Executive Vice      Executive Vice
Campbell                   President-          President -Corporate
                           Corporate Strategy  Strategy and
                           and Business        Business Development
                           Development         Ameritech
                                               Corporation
                                               30 S Wacker Drive
                                               Chicago, IL  60606
                                               Communications
                                               Services

Walter S.        USA       President-          President-
Catlow                     International       International
                                               Ameritech
                                               Corporation
                                               30 S Wacker Drive
                                               Chicago, IL  60606
                                               Communications
                                               Services

Oren G. Shaffer  USA       Executive Vice      Executive Vice
                           President and       President and CFO
                           Chief Financial     Ameritech
                           Officer             Corporation
                                               30 S Wacker Drive
                                               Chicago, IL  60606
                                               Communications
                                               Services

Thomas E.       USA        Executive Vice      Executive Vice
Richards                   President-          President -
                           Communications and  Communications and
                           Information         Information Products
                           Products            Ameritech
                                               Corporation
                                               30 S Wacker Drive
                                               Chicago, IL  60606
                                               Communications
                                               Services

Kelly R. Welsh   USA       Executive Vice      Executive Vice
                           President and       President and
                           General Counsel     General Counsel
                                               Ameritech
                                               Corporation
                                               30 S Wacker Drive
                                               Chicago, IL  60606
                                               Communications
                                               Services

Walter M.        USA       Senior Vice         Senior Vice
Oliver                     President-Human     President
                           Resources           President-Human
                                               Resources
                                               Ameritech
                                               Corporation
                                               30 S Wacker Drive
                                               Chicago, IL  60606
                                               Communications
                                               Services

Thomas J.        USA       Senior Vice         Senior Vice
Reiman                     President-State     President-State and
                           and Government      Government Affairs
                           Affairs             Ameritech
                                               Corporation
                                               30 S Wacker Drive
                                               Chicago, IL  60606
                                               Communications
                                               Services

Joan H. Walker   USA       Senior Vice         Senior Vice
                           President-          President-Corporate
                           Corporate           Communications
                           Communications      Ameritech
                                               Corporation
                                               30 S Wacker Drive
                                               Chicago, IL  60606
                                               Communications
                                               Services

Barbara A.      USA        Vice President and  Vice President and
Klein                      Comptroller         Comptroller
                                               Ameritech
                                               Corporation
                                               30 S Wacker Drive
                                               Chicago, IL  60606
                                               Communications
                                               Services

Gary R. Lytle    USA       Vice President-     Vice President-
                           Federal Relations   Federal Relations
                                               Ameritech
                                               Corporation
                                               1401 H Street, NW
                                               Suite 1020
                                               Washington, DC
                                               20005
                                               Communications
                                               Services

Sari L. Macrie   USA       Vice President-     Vice President-
                           Investor Relations  Investor Relations
                                               Ameritech
                                               Corporation
                                               30 S Wacker Drive
                                               Chicago, IL  60606
                                               Communications
                                               Services

Richard W.       USA       Vice President and  Vice President and
Pehlke                     Treasurer           Treasurer
                                               Ameritech
                                               Corporation
                                               30 S Wacker Drive
                                               Chicago, IL  60606
                                               Communications
                                               Services

Lawrence E.      USA       Vice                Vice President-
Strickling                 President-Public    Public Policy
                           Policy              Ameritech
                                               Corporation
                                               30 S Wacker Drive
                                               Chicago, IL  60606
                                               Communications
                                               Services

Bruce B. Howat   USA       Corporate           Corporate Secretary
                           Secretary           Ameritech
                                               Corporation
                                               30 S Wacker Drive
                                               Chicago, IL  60606
                                               Communications
                                               Services

                            DIRECTORS


                                       Business Address, Present
                                       Principal Occupation,
                                       Name, Address and Principal
Name            Citizenship            Business of Organization
_______________ ___________            __________________________
Donald C. Clark    USA                 Chairman Emeritus
                                       Household International, Inc.
                                       One South Wacker Drive, Suite 1495
                                       Chicago,  IL  60606
                                       Financial services

Melvin R. Goodes   USA                 Chairman and CEO
                                       Warner-Lambert Company
                                       201 Tabor Road
                                       Morris Plains, NJ  07950
                                       Pharmaceuticals and consumer
                                       products

Hanna Holborn      USA                 President Emeritus
Gray, Ph.D.                            University of Chicago
                                       Department of History
                                       1126 East 59th Street,  SS Box 109
                                       Chicago, IL  60637
                                       Education

James A.           USA                 Chairman and CEO
Henderson                              Cummins Engine Company, Inc.
                                       Box 3005 - Mail Code 60912
                                       Columbus, IN  47202-3005
                                       Heavy duty diesel engines, parts
                                       and related products

Sheldon B. Lubar   USA                 Chairman
                                       Lubar & Co.
                                       777 East Wisconsin Avenue
                                       Suite 3380
                                       Milwaukee, WI  53202
                                       Private investment and venture
                                       capital firm

Lynn M. Martin     USA                 Advisor
                                       Deloitte & Touche
                                       Two Prudential Plaza
                                       180 North Stetson
                                       Chicago, IL  60601
                                       Consulting and financial services

Arthur C.          USA                 Chairman and CEO
Martinez                               Sears Roebuck & Co.
                                       3333 Beverly Road
                                       Hoffman Estates, IL  60179
                                       Merchandising

John B. McCoy      USA                 Chairman and CEO
                                       Banc One Corporation
                                       100 East Broad Street
                                       Columbus, OH  43271-5919
                                       Bank holding company

Richard C.         USA                 Chairman, President and CEO
Notebaert                              Ameritech Corporation
                                       30 South Wacker Drive
                                       Chicago, IL  60606
                                       Communications services

John D. Ong        USA                 Chairman of the Board
                                       The BFGoodrich Company
                                       4020 Kinross Lakes Parkway
                                       Richfield, OH  44286
                                       Chemical and aerospace products

A. Barry Rand      USA                 Executive Vice President,
                                       Operations
                                       Xerox Corporation
                                       800 Long Ridge Road
                                       Stamford, CT  06904
                                       Document processing and financial
                                       services

Laura D'Andrea     USA                 Professor
Tyson                                  Haas School of Business S545
                                       MC1900
                                       University of California, Berkeley
                                       Berkeley, California  94720-1900
                                       Education

James A. Unruh     USA                 Chairman of the Board and CEO
                                       Unisys Corporation
                                       P.O. Box 500
                                       Township Line and Union Meeting
                                       Road
                                       Blue Bell, Pennsylvania  19424
                                       Information services, technology
                                       and software